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                                                                    EXHIBIT 10.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the inclusion in this Form 20-F/A of our Report dated April 2, 2002 with respect to the financial statements of Mar Profundo Girassol for the year ended December 31, 2001, and to the incorporation of such Report into the company's previously filed Registration Statements on Form S-8, File Nos. 33-85168, 333-09292 and 333-74321.



BARBIER FRINAULT & ASSOCIES
Member of Andersen Worldwide Organization



Neuilly-sur-Seine, France
July 15, 2002


/s/ FRANCIS SCHEIDECKER